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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 25, 1999




                                S3 INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



            Delaware                    0-21126               77-0204341
------------------------------   -------------------    ----------------------
 (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation)            File Number)       Identification Number)



         2841 Mission College Boulevard, Santa Clara, CA            95054
          ----------------------------------------------       --------------
            (Address of principal executive offices)             (Zip Code)



                                 (408) 588-8000
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)



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Item 5.           Other Events.
                  -------------

     S3 Incorporated, a Delaware corporation (the "Registrant" or "S3") and Diamond Multimedia Systems, Inc., a Delaware corporation ("Diamond"), have entered into an Agreement and Plan of Merger, dated as of June 21, 1999 (the "Merger Agreement"), whereby a wholly-owned subsidiary of S3 ("Merger Sub") will be merged with and into Diamond, with Diamond as the surviving entity (the "Merger").

     As a result of the Merger, the outstanding shares of common stock, $0.001 par value per share, of Diamond (the "Diamond Common Stock") will be converted into shares of common stock, $0.0001 par value per share, of S3 (the "S3 Common Stock") at an exchange ratio equal to 0.52 share of S3 Common Stock for each share of Diamond Common Stock. As a result of the Merger, Diamond will become a wholly-owned subsidiary of S3.

     The closing of the Merger is subject to certain conditions, including the approval of the stockholders of Diamond and S3 and the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.

     S3 and Diamond entered into a Credit Agreement, dated as of June 10, 1999, and amended on June 14, 1999 (the "Credit Agreement"), pursuant to which S3 agreed to make three (3) separate loans to Diamond in amounts not exceeding $20.0 million in the aggregate. As of the date hereof, S3 has made two of those three loans to Diamond in the aggregate amount of $10.0 million. In connection with the aforesaid loans, Diamond issued to S3 three (3) warrants to purchase an aggregate of 4,597,871 shares of Diamond Common Stock at exercise prices ranging from $4.18 to $4.471875 per share.

     Copies of the Merger Agreement and the Credit Agreement are attached as exhibits to this report and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a) Exhibits.

                 2.1 Agreement and Plan of Merger between Diamond Multimedia Systems, Inc. and S3 Incorporated, dated as of June 21, 1999.

                 10.1  (1)     Credit Agreement, dated as of June 11, 1999, by
                               and between Diamond Multimedia Systems, Inc. and
                               S3 Incorporated.

                 10.2  (2)     First Amendment to Credit Agreement, dated as
                               of June 14, 1999, by and between Diamond
                               Multimedia Systems, Inc. and S3 Incorporated.


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--------------------

(1) Incorporated by reference to Exhibit 2.1 to the Schedule 13D filed by Registrant (as the Reporting Person) on June 25, 1999 in connection with securities issued by Diamond Multimedia Systems, Inc.

(2) Incorporated by reference to Exhibit 2.2 to the Schedule 13D filed by Registrant (as the Reporting Person) on June 25, 1999 in connection with securities issued by Diamond Multimedia Systems, Inc.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 25, 1999.

                                 S3 INCORPORATED



                                 By        /s/ Walter D. Amaral
                                   ------------------------------------
                                             Walter D. Amaral
                                      Senior Vice President, Finance
                                          Chief Financial Officer


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                                   EXHIBIT INDEX


      Exhibit No.                           Description
      ------------                          -----------

          2.1 Agreement and Plan of Merger between Diamond Multimedia Systems, Inc. and S3 Incorporated, dated as of June 21, 1999.

       10.1 (1) Credit Agreement, dated as of June 11, 1999, by and between Diamond Multimedia Systems, Inc. and S3 Incorporated.

       10.2 (2) First Amendment To Credit Agreement, dated as of June 14, 1999, by and between Diamond
                          Multimedia Systems, Inc. and S3 Incorporated.


----------------

(1) Incorporated by reference to Exhibit 2.1 to the Schedule 13D filed by Registrant (as the Reporting Person) on June 25, 1999 in connection with securities issued by Diamond Multimedia Systems, Inc.

(2) Incorporated by reference to Exhibit 2.2 to the Schedule 13D filed by Registrant (as the Reporting Person) on June 25, 1999 in connection with securities issued by Diamond Multimedia Systems, Inc.

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